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                                                                    EXHIBIT 32.2

                            SECTION 906 CERTIFICATION

        CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18
                            OF THE UNITED STATES CODE

      I, William J. Wheeler, the Chief Financial Officer of MetLife, Inc. (the "Company"), certify that (i) the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 5, 2004



                                    By:   /s/ William J. Wheeler
                                          --------------------------
                                          William J. Wheeler
                                          Executive Vice President and Chief
                                          Financial Officer

      A signed original of this written statement required by Section 906 has been provided to MetLife, Inc. and will be retained by MetLife, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.